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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): August 28, 2003


                               IndyMac ABS, Inc.
       (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2003, providing for the issuance of the IndyMac ABS,
          Inc., Home Equity Mortgage Loan Asset-Backed Trust, Series
              SPMD 2003-A Home Equity Mortgage Loan Asset-Backed
                       Certificates, Series SPMD 2003-A

                               IndyMac ABS, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     333-47158             95-4685267
  ----------------------------          -----------       -------------------
  (State or Other Jurisdiction          (Commission         (I.R.S. Employer
        of Incorporation)               File Number)      Identification No.)


      155 North Lake Avenue
      Pasadena, California                                       91107
     ------------------------                                  ----------
      (Address of Principal                                    (Zip Code)
       Executive Offices)

           Registrant's telephone number, including area code: (800) 669-2300
                                                                --------------

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Item 5.  Other Events.
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Description of the Certificates and the Mortgage Pool*
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     On August 28, 2003, IndyMac ABS, Inc. (the "Depositor") entered into a
Pooling and Servicing Agreement dated as of August 1, 2003 (the "Agreement"), by and among IndyMac ABS, Inc., as depositor (the "Depositor"), IndyMac Bank F.S.B. ("IndyMac") as seller (in that capacity, the "Seller") and as master servicer (in that capacity, as the "Master Servicer"), Countrywide Home Loans Servicing LP, in its capacity as backup servicer under the Pooling and Servicing Agreement (the "Backup Servicer"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2003-A (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.


     Mortgage Loan Statistics
     ------------------------

The following tables describe characteristics of the mortgage loans included in the trust fund as of the cut-off date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans as of the Cut-off date. The sum of the columns may not equal the respective totals due to rounding.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------

        Information and Exhibits.
        -------------------------

         Not applicable.

         Not applicable.

         Exhibits:

99.1. Pooling and Servicing Agreement, dated as of August 1, 2003, by and among the Depositor, the Seller, the Master Servicer, the Backup Servicer and the Trustee.



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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated March 26,2002 and the Prospectus Supplement dated March 26, 2002, of IndyMac ABS, Inc., relating to its Asset-Backed Certificates, Series 2002-A.


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SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IndyMac ABS, Inc.



                                 By:  /s/ Victor Woodworth
                                     -----------------------------
                                     Name: Victor Woodworth
                                     Title: Vice President



Dated:  November 19, 2003


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                                 Exhibit Index
                                 -------------


Exhibit                                                                  Page
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99.1. Pooling and Servicing Agreement, dated as of November 1, 2003, by and among, the Depositor, the Seller, the Master Servicer, the Backup
      Servicer and the Trustee 6                                            6



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